UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 12, 2011 (September 9, 2011)

NORFOLK SOUTHERN CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place Norfolk, Virginia 23510-9241 (Address of principal executive offices)	(757) 629-2680 (Registrant’s telephone number, including area code)

No Change
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On September 9, 2011, the Registrant issued a press release announcing the pricing of its private exchange offers (the “Exchange Offers”) for its outstanding 7.90% Notes due 2097, 7.05% Notes due 2037, 7.25% Notes due 2031 and 7.80% Notes due 2027. On September 12, 2011, the Registrant issued a press release announcing the results of its Exchange Offers through 5:00 pm, New York City time, on September 9, 2011 (which was the early exchange date in connection with the Exchange Offers).  The Exchange Offers will expire at 11:59 p.m., New York City time, on September 23, 2011, unless extended by the Registrant. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are hereby incorporated by reference.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated September 9, 2011.

99.2	Press release dated September 12, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

NORFOLK SOUTHERN CORPORATION
(Registrant)

By:	/s/ Howard D. McFadden
Name: Howard D. McFadden
Title: Corporate Secretary

Date: September 12, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 9, 2011.

99.2	Press release dated September 12, 2011.